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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT: FEBRUARY 24, 2005
                        (Date of earliest event reported)



                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)



MARYLAND                   COMMISSION FILE NO. 1-12616                38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 24, 2005, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the quarter and year ended December 31, 2004 and certain other information.

         The Company will hold an investor conference call and webcast at 11:00 a.m. EDT on February 24, 2005 to disclose and discuss the financial results for the quarter and year ended December 31, 2004.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 24, 2005                 SUN COMMUNITIES, INC.

                                         By: /s/ Jeffrey P. Jorissen
                                            ------------------------------------
                                             Jeffrey P. Jorissen, Executive Vice
                                             President, Treasurer, Chief
                                             Financial Officer, and Secretary



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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.       Description                                          Furnished Herewith
-----------       -----------                                          ------------------
99.1              Text of Press Release, dated February 24, 2005                        X



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